Morgan Stanley Tax-Managed Growth Fund
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date of   Price    Shares  %of     Total          Purcha Broker
         Purchas   Of       Purcha  Assets  Issued         sed
         e         Shares   sed                            By
                                                           Fund

AMN      11/12/0   $17.00    1,400  0.030%  $170,000,000   0.014%  Banc of
Healthca 1                                                         America
re                                                                Securiti
Services                                                           es LLC;
/AHS                                                                 UBS
                                                                   Warburg
                                                                    LLC;
                                                                    J.P.
                                                                   Morgan
                                                                  Securiti
                                                                  es Inc.;
                                                                    Bear,
                                                                   Stearns
                                                                    & Co.
                                                                    Inc.;
                                                                   Credit
                                                                   Suisse
                                                                    First
                                                                   Boston
                                                                  Corporat
                                                                    ion;
                                                                  Deutsche
                                                                    Banc
                                                                    Alex
                                                                    Brown
                                                                    Inc.;
                                                                   Lehman
                                                                  Brothers
                                                                    Inc.;
                                                                   Merrill
                                                                   Lynch,
                                                                   Pierce,
                                                                  Fenner &
                                                                    Smith
                                                                  Incorpor
                                                                    ated;
                                                                   Salomon
                                                                    Smith
                                                                   Barney
                                                                    Inc.;
                                                                    U.S.
                                                                   Bancorp
                                                                    Piper
                                                                   Jaffray
                                                                    Inc.;
                                                                   Advest,
                                                                    Inc.;
                                                                   Robert
                                                                  W. Baird
                                                                    & Co.
                                                                  Incorpor
                                                                    ated;
                                                                   William
                                                                   Blair &
                                                                  Company,
                                                                   L.L.C.;
                                                                  Buckingh
                                                                     am
                                                                  Research
                                                                   Group;
                                                                    First
                                                                  Southwes
                                                                      t
                                                                  Company;
                                                                   Gerard
                                                                   Klauer
                                                                  Mattison
                                                                   & Co.,
                                                                    Inc.;
                                                                  Jefferie
                                                                     s &
                                                                  Company,
                                                                    Inc.;
                                                                    Legg
                                                                    Mason
                                                                    Wood
                                                                   Walker,
                                                                  Incorpor
                                                                    ated;
                                                                   Morgan
                                                                  Keegan &
                                                                  Company,
                                                                    Inc.;
                                                                   Raymond
                                                                   James &
                                                                  Associat
                                                                     es,
                                                                    Inc.;
                                                                  SunTrust
                                                                  Robinson
                                                                  Humphrey
                                                                   ; Wells
                                                                    Fargo
                                                                     Van
                                                                   Kasper

Odyssey  06/13/0   $18.00    6,100  0.080%  $308,571,426   0.036%  Banc of
RE       1                                                         America
Holdings                                                          Securiti
/ORH                                                               es LLC;
                                                                    CIBC
                                                                    World
                                                                   Markets
                                                                   Corp.;
                                                                    Bear,
                                                                   Stearns
                                                                    & Co.
                                                                    Inc.;
                                                                    J.P.
                                                                   Morgan
                                                                  Securiti
                                                                  es Inc.;
                                                                     UBS
                                                                   Warburg
                                                                  LLC; BMO
                                                                   Nesbitt
                                                                    Burns
                                                                   Corp.;
                                                                  Cochran,
                                                                   Caronia
                                                                    & Co.
                                                                    Inc.;
                                                                   Ferris,
                                                                    Baker
                                                                   Watts,
                                                                    Inc.;
                                                                    Fox-
                                                                    Pitt,
                                                                   Kelton
                                                                    Inc.;
                                                                   Janney
                                                                  Montgome
                                                                  ry Scott
                                                                    LLC;
                                                                   Keefe,
                                                                  Bruyette
                                                                  & Woods,
                                                                    Inc.;
                                                                    Legg
                                                                    Mason
                                                                    Wood
                                                                   Walker,
                                                                  Incorpor
                                                                    ated;
                                                                     RBC
                                                                  Dominion
                                                                  Securiti
                                                                     es
                                                                  Corporat
                                                                    ion;
                                                                   Scotia
                                                                   Capital
                                                                    (USA)
                                                                    Inc.